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                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (the "Security Agreement"), dated November 13, 2003, is made by STANDARD MANAGEMENT CORPORATION, an Indiana corporation ("Borrower"), in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC., a Delaware corporation (the "Lender").

                                   BACKGROUND

         A. Borrower and Lender have entered into a Senior Secured Credit Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which Lender, subject to the terms and conditions contained therein, is to make loans to the Borrower.

         B. It is a condition precedent to the Lender making any loans to the Borrower under the Credit Agreement that the Borrower execute and deliver to the Lender this Security Agreement.

         C. The Borrower wishes to grant security interests in favor of the Lender, as herein provided.

         In consideration of any loans, extensions of credit, or other financial accommodations made or to be made by the Lender to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrower hereby agrees as follows:

         Section 1. Definitions.

                           (a)      Capitalized Terms. Reference is hereby made
to the Credit Agreement for a statement of the terms thereof. All terms used in this Security Agreement which are defined in the Credit Agreement and not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                           (b)      Definitions. For purposes of this Agreement,
the following terms shall have the following definitions:

                  "Management Agreement" means that certain Management Service Agreement between SLIC and Borrower, dated August 1, 1992, as amended by that certain Amendment #1 effective January 1, 1995, as further amended by that certain Amendment #2 effective January 1, 1997, as further amended by that certain Amendment #3 effective January 1, 1999, and as may be further amended, modified or restated from time to time.

                  "Secured Obligations" means all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise.

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                  "Security Agreement" means this Security Agreement, together with all Schedules and Exhibits hereto and all amendments, modifications or restatements as may from time to time be in effect with respect hereto.

                  "SLIC" means Standard Life Insurance Company of Indiana, an Indiana corporation, and its successors and permitted assigns.

                  "Surplus Notes" means, collectively, (i) that certain Surplus Debenture in the principal amount of $13,000,000 by SLIC in favor of Borrower dated November 8, 1996; (ii) that certain Surplus Debenture in the principal amount of $6,000,000 by SLIC in favor of Borrower dated December 31, 1998; and
(iii) that certain Surplus Debenture in the principal amount of $8,000,000 by SLIC in favor of Borrower dated December 31, 1998, and all replacements, amendments, substitutions and consolidations of the foregoing.

         Section 2. Grant of Security Interest. Borrower hereby grants to the Lender, to secure the prompt payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, conversion, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 363(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of all of the Secured Obligations, a continuing security interest in and general lien upon, and pledges and assigns to the Lender all of the Borrower's right, title and interest in, the following properties and assets of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                           (i)      any and all amounts owed to Borrower
pursuant to the Management Agreement, whether constituting accounts, payment intangibles, instruments, investment property, general intangibles or any other category of collateral ("Management Agreement Receivables");

                           (ii)     Borrower's right, title and interest in the
Surplus Notes and the right to payments of principal, interest, fees or other amounts thereunder;

                           (iii)    all general intangibles and books and
records relating to the foregoing.

         Section 3. Authorization to File Financing Statements. Borrower hereby irrevocably authorizes the Lender at any time and from time to time prior to the payment in full in cash of the Secured Obligations to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto with respect to the security interest herein granted to Lender in the Collateral.

         Section 4. Delivery of the Surplus Notes. To insure the attachment, perfection and first priority of, and the ability of the Lender to enforce the Lender's security interest in the Collateral, the Borrower agrees that on or before the Effective Date the Borrower shall endorse (in form satisfactory to the Lender in its sole and absolute discretion), assign and deliver the original Surplus Notes to the Lender.

         Section 5. Other Actions as to any and all Collateral. The Borrower further agrees, upon the request of the Lender and at the Lender's option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment, perfection and priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral, including, without limitation:

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                           (a)      executing, delivering and, where
appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that the Borrower's signature thereon is required therefor;

                           (b)      complying with any provision of any statute,
regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral;

                           (c)      obtaining governmental and other third party
waivers, consents and approvals in form and substance reasonably satisfactory to the Lender; and

                           (d)      taking all actions under any other law, as
determined by the Lender to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction.

         Section 6. Borrower's Right to Use Collateral. Notwithstanding any other provision of this Security Agreement, in the absence and continuance of an Event of Default, Borrower shall have the right to collect and retain all amounts owed to Borrower from SLIC under the Management Agreement and the Surplus Notes.

         Section 7. Representations and Warranties.

                  7.1. Representations and Warranties Concerning Borrower' Legal Status. Borrower has previously delivered to the Lender a Perfection Certificate signed by such Borrower and entitled "Perfection Certificate" a copy of which is attached to this Security Agreement as Schedule 1. The Borrower represents and warrants to the Lender as follows:

                           (a)      Borrower's exact legal name is that
indicated on the Perfection Certificate and on the signature page hereof;

                           (b)      the Borrower is an organization of the type,
and is organized in the jurisdiction, set forth in the Perfection Certificate;

                           (c)      the Perfection Certificate accurately sets
forth Borrower's organizational identification number (or accurately states that Borrower has none);

                           (d)      the Perfection Certificate accurately sets
forth Borrower's place of business or, if more than one, its chief executive office, as well as Borrower's mailing address, if different;

                           (e)      all other information set forth on the
Perfection Certificate is accurate and complete in all material respects; and

                           (f)      there has been no change in any of such
information since the date as of which the Perfection Certificate was signed by the Borrower.

                  7.2. Representations and Warranties Concerning Collateral, Etc. The Borrower further represents and warrants to the Lender as follows:

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                           (a)      the Borrower is the owner of the Collateral,
free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest granted to the Lender, and other liens expressly permitted by the Credit Agreement;

                           (b)      this Security Agreement creates a valid and
enforceable security interest in the Collateral securing the payment of the Secured Obligations, and upon the filing of a financing statement in the office of the Secretary of State of the State of Indiana, such security interest will be a perfected first priority security interest; and

                           (c)      other than the filing of a financing
statement set forth in subsection (b) above, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Borrower, or (ii) for the perfection by the Lender of its rights and interests hereunder.

         Section 8. Covenants.

                  8.1. Concerning Borrower' Legal Status. Borrower covenants and agrees with the Lender as follows for so long as the Credit Agreement is in effect:

                           (a)      without providing Lender prior written
notice thereof, it will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one;

                           (b)      if it does not have an organizational
identification number and later obtains one, it will forthwith notify the Lender of such organizational identification number; and

                           (c)      it will not change its type of organization,
jurisdiction of organization or other legal structure.

                  8.2. Covenants Concerning Collateral, Etc. The Borrower further covenants and agrees with the Lender as follows for so long as the Credit Agreement is in effect:

                           (a)      except for the security interest herein
granted and liens permitted by the Credit Agreement, the Borrower shall own the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Borrower shall, at its own expense, defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender;

                           (b)      the Borrower shall not pledge, mortgage or
create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender, except for liens expressly permitted by the Credit Agreement, and the Borrower shall not permit any of the Collateral to be levied upon under any legal process;

                           (c)      the Borrower shall not file or authorize or
permit to be filed in any jurisdiction any financing statement relating to any of the Collateral naming any secured party other than the Lender;

                           (d)      the Borrower will, at its own expense,
deliver and pledge to the Lender, endorsed or accompanied by instruments of assignment or transfer satisfactory to the Lender,

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any instruments or documents constituting or evidencing Collateral which the
Lender may reasonably specify;

                           (e)      the Borrower will, at its own expense, take
any action which the Lender may reasonably deem necessary or useful in order to create, preserve, perfect, extend, modify, terminate or otherwise affect any security interest granted pursuant to this Security Agreement or to enable the Lender to exercise or enforce any of its rights hereunder;

                           (f)      the Borrower will, at its own expense, keep
and stamp or otherwise mark any of its documents or instruments and its books and records relating to any of the Collateral in such manner as Lender may reasonably require;

                           (g)      the Borrower will, at its own expense, pay
or reimburse the Lender in the amount of all expenses (including without limitation reasonable fees and expenses of attorneys and experts) incurred in any way in connection with the exercise, defense or assertion of any rights or interest of the Lender hereunder, the enforcement of any provisions hereof, or the collection, possession, disposition or enforcement of any of the Collateral (all such expenses to be Secured Obligations hereunder);

                           (h)      the Borrower will not sell, factor or
otherwise dispose, or offer to sell, factor or otherwise dispose, of any of the Collateral; and

                           (i)      the Borrower will not in any way amend,
modify, restate or terminate the Management Agreement.

         Section 9. Collateral Protection Expenses; Preservation of Collateral.

                  9.1. Expenses Incurred by Lender. In the Lender's sole discretion, if the Borrower fails to do so, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, and pay any necessary filing fees related thereto. The Borrower agrees to reimburse the Lender on demand for all expenditures so made. The Lender shall have no obligation to the Borrower to make any such expenditures, nor shall the making thereof be construed as a waiver or cure any Default or Event of Default.

                  9.2. Securities and Deposits. The Lender may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations. Whether or not any Secured Obligations are due, the Lender may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Lender to the Borrower may at any time be applied to or set off against any of the Secured Obligations.

         Section 10. Notification to Other Persons Obligated on Collateral. The Borrower shall, at the request of the Lender following the occurrence of an Event of Default, notify other persons obligated on any of the Collateral of the security interest of the Lender in any Collateral. The Lender may itself, without notice to or demand upon the Borrower, upon the occurrence and during the continuation of an Event of Default notify other persons obligated on Collateral to make payment directly to Lender. After the making of such a request or the giving of any such notification, if an Event of Default has occurred

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and is continuing, the Borrower shall hold any proceeds of collection of
Collateral received by the Borrower as trustee for the Lender without commingling the same with other funds of the Borrower and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of Collateral received by the Lender to the Secured Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

         Section 11. Power of Attorney.

                  11.1. Appointment and Powers of Lender. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or Lender thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, for the benefit of the Borrower, without notice to or assent by the Borrower, to do the following:

                           (a)      upon the occurrence and during the
continuance of an Event of Default, generally to collect upon the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Borrower's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary or useful to protect, preserve or collect upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Security Agreement, all no less fully and effectively as the Borrower might do; and

                           (b)      to the extent that the Borrower's
authorization given in Section 3 is not sufficient, to file such financing statements with respect to the Collateral, with or without the Borrower's signature, or a photocopy of this Security Agreement in substitution for a financing statement, as the Lender may reasonably deem appropriate and to execute in the Borrower's name such financing statement and amendments thereto and continuation statements, if any, which may require the Borrower's signature.

                  11.2. Ratification by Borrower. To the extent permitted by law, the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                  11.3. No Duty on Lender. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and the Borrower agrees to hold harmless and indemnify Lender and its officers, directors, employees or Lender from and against any and all claims, losses and liabilities arising out of or resulting from the Security Agreement (including, without limitation, enforcement of this Security Agreement) or the Lender's interest in the Collateral, except for claims, losses or liabilities arising or resulting from the Lender's own gross negligence or willful misconduct.

         Section 12. Rights and Remedies.

                  12.1. Exercise of Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Borrower, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and

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remedies, the rights and remedies of a secured party under the UCC and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its reasonable discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the jurisdiction of the Borrower's principal offices or at such other locations as the Lender may reasonably designate. In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

                  12.2. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender:

                           (a)      to fail to incur expenses reasonably deemed
significant by the Lender to collect upon the Collateral;

                           (b)      to fail to exercise collection remedies
against persons obligated on the Collateral or to fail to remove liens or encumbrances on or any adverse claims against the Collateral;

                           (c)      to exercise in accordance with applicable
law, collection remedies against persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists;

                           (d)      to disclaim disposition warranties; and

                           (e)      to the extent deemed appropriate by the
Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral.

                  12.3.    The Borrower acknowledges that the purpose of Section
12.2 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the UCC or any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in Section 12.2. Without limitation upon the foregoing, nothing contained in Section 12.2 shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 12.2.

         Section 13. Waiver by Lender, etc. Lender shall not be deemed to have waived any of its rights and remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender reasonably deems expedient.

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         Section 14. Suretyship Waivers by Borrower. The Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may reasonably deem advisable. The
Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth herein. The Borrower further waives any and all other suretyship defenses.

         Section 15. Marshalling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights and remedies under this Security Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

         Section 16. Proceeds of Dispositions; Expenses. The Borrower shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Secured Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection of Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order or preference as set forth in the Credit Agreement. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to the Borrower. In the absence of final payment and satisfaction in full of all of the Secured Obligations, the Borrower shall remain liable for any deficiency.

         Section 17. Overdue Amounts. Until paid in full in cash, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate specified in the Credit Agreement.

         Section 18. Governing Law. THIS SECURITY AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF INDIANA.

         Section 19. Waiver of Jury Trial to the Extent Permitted. THE BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS SECURITY AGREEMENT

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OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO AND ACCEPT THIS SECURITY AGREEMENT.

         Section 20. Notice. All notices and other communications provided for hereunder shall be effective if given in accordance with the provisions of the Credit Agreement.

         Section 21. Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         Section 22. Release of Security Interest. At such time as Borrower shall completely and finally satisfy all of the Secured Obligations secured hereunder in full in cash, and there shall exist no continuing liability of Borrower with respect to the Secured Obligations secured hereunder, and the Revolving Credit Commitment under the Credit Agreement shall have been irrevocably terminated, Lender shall release its security interest in the Collateral and execute and deliver to Borrower all UCC-3 termination statements or other instruments evidencing such release as may be reasonably requested by Borrower.

         Section 23. Successors and Assigns. This Security Agreement shall be binding upon and shall inure to the benefit of the successors or assigns of the Borrower and the Lender and shall constitute a continuing agreement, applying to all future as well as existing transactions between the Borrower and the Lender, or their successors and assigns.

         Section 24. Miscellaneous. The headings of each section of this Security Agreement are for convenience only and shall not define or limit the provisions thereof. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Security Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Security Agreement to be duly executed as of the date first above written.

                                 STANDARD MANAGEMENT CORPORATION

                                 By: /s/ Stephen M. Coons
                                     ---------------------------------------
                                     Name: Stephen M. Coons
                                     Title: Executive Vice President & Secretary

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